# TriMas Corporation

Innovation • Industry • Growth

Presentation to Investors

June 15, 2005

Agenda

Welcome

Compac Overview & Plant Tour

TriMas Overview

Rieke Presentation

Fastening Systems & Industrial Specialties Presentation

Cequent Presentation

Lunch – Q&A

Company Overview

Grant Beard

President & Chief Executive Officer

Q1 2005 Financial Highlights

First quarter sales $292.8 million, increase of 12.2% over
Q1 2004

Adjusted EBITDA* within quarter was $32.7 million, an
increase of $2.6 million compared to Q1 2004

Q1 2005 operating income was $23.3 million, an
increase of $3.1 million compared to Q1 2004

Net income within the quarter was $2.5 million or $0.13
per share vs. Q1 2004 net income of $2.2 million or
$0.11 per share

*The Company defines “Adjusted EBITDA” as net income before interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-
offs, non-cash losses on sale-leaseback of property and equipment, legacy restricted stock award expense, and write-off of equity offering costs.

[redacted]

300
250
200
150
100
50
0
218
260.9
292.7
2003
2004
2005

[redacted]

33
32
31
30
29
28
27
29.5
30.1
32.7
2003
2004
2005

Innovation • Industry • Growth
TRIMAS CORPORATION

Q1 2005 Financial Highlights

($ in millions)

Q1 Revenue

Q1 Adjusted EBITDA

Q1 2005 Financial Highlights

Steel costs continued to challenge operating margins in
the quarter – most direct impact on Cequent and
Fastening Systems

Recovering approximately 85% of steel cost increases from
customers via pricing

TriMas ended quarter with $813.4 million of combined
debt and receivables securitization compared to $786.0
million at 12/31/04 and $792.0 million at 3/31/04

Approximate $27 million increase in leverage due to higher
accounts receivable balances at 3/31/05 as a result of increased sales in Q1 2005

Q1 2005 Operating Highlights

Q1 2005 sales increased $11.1 million to
$140.6 million

Unit volume essentially flat when
adjusted for steel

Softer than expected demand for
towing products in wholesale
distributor and installer markets after
strong E.O.P. in Q4 2004

Competitive pricing pressures across
all channels, especially retail

Adjusted EBITDA in Q1 2005 decreased
$1.4 million to $16.9 million

Q1 2005 operating profit was $12.3
million (8.7% of sales)

Order fill performance is excellent

Cequent Transportation Accessories

Q1 2005 Operating Highlights

Net sales for the quarter were $34.1
million, up 12.2% compared to Q1
2004

Core product sales volume increased
approximately $4.0% while new
specialty dispensing product revenues
increased $4.3 million in the quarter

Rieke launched 8 new pump
dispensing products within Q1 2005

Operating income for Q1 2005
increased $1.3 million to $7.3 million
(21.3% of sales)

Order intake during Q1 2005
increased almost 20% compared to
the same period a year ago

Rieke Packaging Systems

Innovation • Industry • Growth

TRIMAS CORPORATION

Q1 2005 Operating Highlights

Q1 2005 sales increased 14.2% or
$5.5 million to $44.2 million

Sales of industrial fastener products
remained strong in the quarter

Sales of aerospace fasteners in the
quarter increased 8.9% compared to
prior year

Operating income for Q1 2005 was
$0.8 million, a $2.4 million
improvement from Q1 2004

Adjusted EBITDA in Q1 2005 was
$2.3 million compared to $0.1 million
in Q1 2004

Manufacturing activity levels
reached targeted production levels
at Frankfort and Wood Dale

Fastening Systems Group

Innovation • Industry • Growth

TRIMAS CORPORATION

Q1 2005 Operating Highlights

Net sales for Q1 2005 were $73.8
million, increase of 18.4%

Operating income for the quarter
increased 10.7% to $8.5 million

Adjusted EBITDA for the quarter
was $10.4 million compared to
$9.5 million in Q1 2004

Incremental costs associated with
facility consolidation and
restructuring activities decreased
$0.6 million

Industrial Specialties companies
expect continued momentum
across 2005

Industrial Specialties Group

Innovation • Industry • Growth

TRIMAS CORPORATION

Q1 2005 New Sales

Product

Customer

Run Rate

Gaskets

National Oilwell

2.6

$

Gaskets

Total Petroleum

0.2

Gaskets

Imperial Oil

0.2

Gaskets

Tat Lee

0.3

Engine Parts

Weatherford

TBD

SSL Tape

John Manville

1.00

Cartridge Cases

Dept. of Defense & Other

1.60

Total ISG

5.9

$

Industrial Specialties Group

($ millions)

Product

Customer

Run Rate

Tie Downs

Canadian Tire

3.0

$

Towing Accessories

Home Depot

1.0

Cargo Management

Costco

TBD

Tie Downs & Electrical

Sears

TBD

Trailer Hitches

Honda

TBD

Misc. Products

Toyota

TBD

Misc. Products

Land Rover

TBD

Total Cequent

4.0

$

Cequent Transportation Accessories

Product

Customer

Run Rate

Aerospace Fasteners

Airbus & Satair

2.7

$

Aerospace Fasteners

Northrop

TBD

Bolts

Caterpillar

0.4

Fasteners

Hendrickson

0.8

Fasteners

Other

TBD

Total FSG

3.9

$

Fastening Systems Group

Product

Customer

Run Rate

Dispenser

Ecolab

1.2

$

Dispenser

Starbucks

0.2

Dispenser

Hershey's

0.1

Dispenser

Colgate

TBD

Dispenser

Others

0.4

Total Rieke

2.7

$

Rieke Packaging Systems

2005 Focus & Priorities

Working capital reductions and free cash flow, positively
impacted by lower capex and non-recurring activity, will
drive substantial debt reduction by year end

SG&A costs will be flexed across all of TriMas consistent
with demand in end customer markets – especially within
the Cequent SBU’s

Discretionary spending on hold – capex approvals by
CEO & CFO

Measured actions in managing earnings volatility:

TriMas has positive year-over-year momentum in 12 of 14
businesses

Lean vs. Disable

Financial Overview

Skip Autry

Chief Financial Officer

(unaudited - in millions)

Mar. 31,

Dec. 31,

2005

2004

Assets

Current Assets

Cash & Cash Equivalents

3.9

$

3.1

$

Receivables

127.4

93.4

Inventories

176.6

180.0

Deferred Income Taxes

17.5

17.5

Prepaid Expenses and Other Current Assets

7.3

8.5

Total Current Assets

332.7

302.5

Property & Equipment, Net

193.3

198.6

Goodwill

655.7

658.0

Other Intangibles, Net

300.9

304.9

Other Assets

57.3

58.2

Total Assets

1,539.9

$

1,522.2

$

Liabilities and Shareholders' Equity

Current Liabilities:

Current Maturities, Long-Term Debt

2.9

$

3.0

$

Accounts Payable

132.9

135.2

Accrued Liabilities

74.6

68.2

Due to Metaldyne

2.7

2.6

Total Current Liabilities

213.1

209.0

Long-Term Debt

751.0

735.0

Deferred Income Taxes

133.4

133.5

Other Long-Term Liabilities

34.1

35.2

Due to Metaldyne

4.3

4.3

Total Liabilities

1,135.9

1,117.0

Total Shareholders' Equity

404.0

405.2

Total Liabilities and Shareholders' Equity

1,539.9

$

1,522.2

$

Condensed Balance Sheet

(unaudited - in millions, except per share amounts)

Q1 2005

Q1 2004

Net sales

292.7

$

260.9

$

Cost of sales

(227.2)

(196.8)

Gross profit

65.5

64.1

Selling, general and administrative expenses

(42.5)

(43.7)

Gain (loss) on dispositions of property & equipment

0.2

(0.3)

Operating profit

23.2

20.1

Other expense, net

(19.3)

(16.6)

Income before income taxes

3.9

3.5

Income tax expense

(1.4)

(1.3)

Net income

2.5

$

2.2

$

Basic earnings per share

0.13

$

0.11

$

Diluted earnings per share

0.13

$

0.11

$

Weighted average common shares - basic

20.0

20.0

Weighted average common shares - diluted

20.0

20.4

Condensed Statement of Operations

Cash Flow Highlights

(unaudited -  in millions)

2005

2004

Cash provided by (used for) operating activities

(11.4)

$

21.6

$

    Capital expenditures

(4.5)

(14.8)

    Proceeds from sales of fixed assets

0.9

0.2

    Acquisition of businesses, net of cash acquired

-

(5.5)

Cash used for investing activities

(3.6)

(20.1)

    Proceeds from senior credit facility, net

15.9

6.3

    Payments on notes payable and other

(0.1)

(7.7)

Cash provided by (used for) financing activites

15.8

(1.4)

Net increase in cash and cash equivalents

0.8

$

0.1

$

For the Three Months Ended March 31,

Cost Reduction/Profit Improvement
Initiatives

Represents a continuation of our
game plan

Mentioned a $10 million run rate
target in Cequent in the earnings
call

Goal has now expanded to
approximately $13 million

Are now ready to expand the
program across TriMas:

Improve earnings and cash flow
performance

Make the company more IPO
ready

Inventory reduction plan in place –
focus on Cequent & FSG

Stated goal is to improve profits
on a $25 million run rate basis

Actions are being formally rolled
out in Q2 with implementation
underway and continuing
throughout Q3

No cost area will be exempted

Roughly ½ people and ½ other
costs

Will focus on G&A/Selling/Indirect
Headcount

Investigating an SBU liquidation to
drive balance sheet strength

Utilization of NOL

Q2 Bank Compliance

Leverage covenant is 5.5x in Q2, 5.25x in Q3 and 5.0x in
Q4

Have been close in each of the last two quarters – no
way to live!

Steel increases in 2005 cost the Company $75 to $100
million in liquidity (e.g. higher inventory and receivable
levels, lower payables levels and lower EBITDA)

Actively managing working capital

Expect to meet our Q2 leverage covenant

Innovation • Industry • Growth

TRIMAS CORPORATION

Guidance

Have not given guidance historically

Aftermarket business is not precisely predictable
(receive orders on day “1” and ship on day “2”) – no
backlog

ISG businesses are all on positive trends

Rieke continues to see market expansion

FSG has stabilized but now needs higher sales levels as
we work through the backlog at Lake Erie.  Monogram
continues to redefine itself with new products and a
record backlog.

Rieke Packaging Systems

Lynn Brooks

Group President

Innovation • Industry • Growth

TRIMAS CORPORATION

Rieke Packaging Systems

Consumer Products

Core Products

"Razor-blade" model with strong operating leverage

Promising growth prospects

Innovation • Industry • Growth

TriMas Corporation

Rieke Packaging Systems

50% of products IP-protected

Diverse end markets

Leading market shares

Benefiting from industrial
recovery

Strong growth drivers:

New product launches

Bundling and cross selling

International business

New plastic injection molding
facility in China to supply
specialty dispensing products

Pass-through on material
economics – metal and plastic
resins

Accelerating growth rate

$2.0
$5.3
$10.3
$20.2
$103.3
$103.8
$108.8
$112.7
2001
2002
2003
LTM 3/31/05
Existing
New Product

Innovation • Industry • Growth

TRIMAS CORPORATION

Rieke New Products

Target market size is estimated at
$300 million and is growing at 9%
annually

36 new products introduced from
late 2002 through Q1 2005

Average concept to launch:  15
months

Margins are similar to core
products

Capacity in place

New markets in food, beverage,
personal care and pharmaceutical

Highly engineered products

Revenue Opportunity & Awarded Business ($mm)

Major Business Awards

Innovation • Industry • Growth

TRIMAS CORPORATION

Rieke Customer Forecast – Remainder of 2005

Petroleum – 5-10% growth in
2005

Chemical – Overall, double
digit growth

Ag Chem – Overall, double
digit growth

Paints – Overall, flat to 5%

Steel Drums – Flat to down

Medical – Flat

Ag Chem – Flat

Steel Drums – Flat to down

Plastic Drum – 5% increase

Petroleum – Flat to 2% growth

Paints – Flat to down

North America

Europe

Fastening Systems & Industrial
Specialties

Grant Beard

Interim Group President

LAKE ERIE PRODUCTS
CUSTOM ENGINEERED FASTENERS
A TriMas Company

[redacted]

Average Daily Pounds (1000's)
250
200
150
100
50
0
213
189
175
146
132
198
199
202
202
96
57
29
1
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Frankfort
Lakewood
Total

Innovation • Industry • Growth

TRIMAS CORPORATION

Production very good at
Frankfort and Wood Dale in Q1
– Combined daily average of
281,000 lbs.

Reduced past due orders from
over $7 million in January to
under $2 million at end of March

Reduced spending in all major
categories

Inventory grew through first
quarter, will be adjusted during
Q2

Notification of steel price
reduction in Q1, no customer
effect until Q3

Frankfort Bolt-Making Comparison

LIVONIA OPERATIONS
LAKE ERIE PRODUCTS
CUSTOM ENGINEERED FASTENERS
A TriMas Company

Innovation • Industry • Growth
TRIMAS CORPORATION

Sales up from budgeted levels despite challenging production environment at GM and Ford

Significant market share gains at Mark IV Automotive

Contribution margins exceeded budget due to favorable customer recoveries relative to premium steel costs

Inventory levels increased in Q1 due to steel move to Republic and strategic build of finished goods for new business growth

2004

Actual

2005

Impact

2006

Impact

2007

Impact

2008

Impact

Status

Legacy

15.52

15.52

15.52

15.52

15.52

Bud Inc.

0.82

0.82

0.82

0.82

Partially awarded

Steel Recoveries

0.73

1.15

1.15

1.15

1.15

B&E Closure

0.33

0.5

0.5

0.5

Awarded

AGS Standards

0.22

0.8

0.8

0.8

Awarded

TI, ITT, Other

0.15

0.35

0.45

0.55

Partially awarded

Curtis Maruyasu

0.4

0.5

0.65

Partially awarded

AMI

0.05

0.25

0.35

0.4

Highly likely

AZ Spacers, Net

0.6

2.25

3.1

Highly likely

MartinRea GMT900

0.15

0.45

0.53

Highly likely

Total Revenue

16.25

18.24

20.54

22.8

24.02

($ in millions)

New Business Update

MONOGRAM AEROSPACE FASTENERS

[redacted]

Dollars per Day ($1,000s)
Order Book Value ($1,000s)
300
250
200
150
100
50
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
2000 Q1
2000 Q2
2000 Q3
2000 Q4
2001 Q1
2001 Q2
2001 Q3
2001 Q4
2002 Q1
2002 Q2
2002 Q3
2002 Q4
2003 Q1
2003 Q2
2003 Q3
2003 Q4
2004 Q1
2004 Q2
2004 Q3
2004 Q4
2005 Q1
2005 Q2
2005 Q3
2005 Q4
Quarters
Incoming Orders/ Day ($1,000s)
Shipments / Day ($1,000s)
Backlog ($millions)

Innovation • Industry • Growth

TRIMAS CORPORATION

Record incoming orders of $15.8 million

March 2005 record production month of 42.4k pieces per day

Production for Q1 up 32% over 2004 average

Improved productivity of 6.5% for the quarter over 2004

Incoming business and total backlog reached record levels in Q1

Bookings and Backlog

ARROW ENGINE COMPANY

New Product Sales
Projected for 2005
$ Millions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
Waukesha VHP
Waukesha Intermediate
Caterpillar parts
Other (AC, FM, GE, VC & Ajax)
Total New Product
2003
2004
2005

Innovation • Industry • Growth
TRIMAS CORPORATION

Drilling activity at 4/8/05 shows 1,329 active rigs, represents 10%
improvement over prior 12 months

Good indication of future production

Engine sales expected to remain strong especially on Climax engine line

Projecting engine sales in 2005 to be approximately 70% ahead of
2004

Continue to push product
development in Waukesha
market for VHP and
Intermediate parts

COMPAC CORPORATION

Innovation • Industry • Growth

TRIMAS CORPORATION

During Q1 experienced weak sales in
January combined with depressed material
margins, resulting in shortfalls in both
revenue and EBITDA

Sales in Q2 expected to improve due to
further selling price increases and
business growth from export and new
business opportunities

Purchasing initiatives implemented saving
$400K per year

Netcong, NJ facility sold March 31, 2005.
Will reduce majority of non-recurring
expenses beginning in May.

Fiberglass manufacturers enjoy sold-out
situation – production at an all time high
level

Finishing Department

Laminator

LAMONS
LAMONS GASKET COMPANY

Innovation • Industry • Growth
TRIMAS CORPORATION

Q1 2005 largest revenue
quarter in Lamons’ history

Major turnarounds with:  Exxon,
Premcor, BP, Citgo, Dow and
Bayer

Canadian operations expanding
into refining industry – new
contracts with Imperial Oil and
North Atlantic Refining

Latin America/Europe sales on plan in Q1 2005 - $647K vs. $418K in Q1
2004

Plan to grow business in UK through Novus Sealing and Mexico through
Auge

Signed Tat Lee (former Flexitallic licensee) as our distributor for spiral wound and RTJ gaskets in Far East Asia

Innovation • Industry • Growth

TRIMAS CORPORATION

Revenue strong for Q1 2005 with
order strength continuing into Q2

Steel more available but prices
continued to rise in Q1.  Indication
of prices being flat or giving back
for Q2 deliveries

March was record
production/shipping month over last
five years with over 30,000 units
produced

Secured first order for EU acetylene
products and DOT/ISO LHP
cylinders in Europe

Innovation • Industry • Growth

TRIMAS CORPORATION

FMS shipped record number of launchers in
Q1 2005 - 7,310

LAW next generation – Nammo version in
prototype stages, Talley version in design
stage and should be available for review in
Q3

LAW relocation to Pennsylvania – complete
2005 assembly requirements in August at
Amarillo, move equipment and residual
inventory to Johnstown in Q3, first
production order scheduled in December

Flexible projectile line on track, requesting
$7 million for 2006

Innovation • Industry • Growth

TRIMAS CORPORATION

Orders continued strong for both Keo and
Richards Micro-Tool in Q1 2005

Sales into medical market exceeded budget
(>$250K)

Cost of steel continues to increase

Implemented second price increase in last six
months

New product sales for Keo brand (ZErO Flute
Countersinks, Kounterbores) were 12%
above budget

ZErO Flute Countersinks

KEO Kounterbores

Cequent Transportation Accessories

Ed Schwartz

Group President

CEQUENT™

A TRIMAS COMPANY

DRAW-TITE®

REESE

HIDDEN HITCH

HAYMAN REESE

FULTON Performance Products

BULLDOG

TEKONSHA®

Wesbar

Bargman

HIGHLAND™ The Pro's Brand!

ROLA ROOF RACKS

CEQUENT
DRAW-TITE
REESE
HIDDEN HITCH
FULTON
Performance Products
BULLDOG
TEKONSHA
Wesbar
Bargman
HIGHLAND
The Pro's Brand!
REESE
Towpower
REESE
Outfitter
ROLA
ROOF RACKS
HAYMAN REESE
QTB automotive

Plymouth, Michigan

Plymouth, Michigan

Cequent

Towing Products

Cequent

Towing Products

Cequent

Trailer Products

Cequent

Trailer Products

Cequent

Australia

Cequent

Australia

Cequent

Consumer Products

Cequent

Consumer Products

Cequent

Electrical Products

Cequent

Electrical Products

Plymouth, Michigan

Plymouth, Michigan

Mosinee, Wisconsin

Mosinee, Wisconsin

Melbourne, Australia

Melbourne, Australia

Solon, Ohio

Solon, Ohio

Tekonsha, Michigan

Tekonsha, Michigan

Plymouth, Michigan

Plymouth, Michigan

Cequent

Towing Products

Cequent

Towing Products

Cequent

Trailer Products

Cequent

Trailer  Products

Cequent

Australia

Cequent

Electrical Products

Cequent

Consumer Products

Cequent

Consumer Products

Cequent

Electrical Products

Cequent

Australia

Plymouth, Michigan

Plymouth, Michigan

Mosinee, Wisconsin

Mosinee, Wisconsin

Melbourne, Australia

Tekonsha, Michigan

Solon, Ohio

Solon, Ohio

Tekonsha, Michigan

Melbourne, Australia

Manufacturing – Goshen, IN;
Huntsville, ON; Elkhart, IN

Products – Towing Products,
Functional Vehicle Accessories
and Cargo Management
Solutions

Distribution – Installers,
Distributors, Automotive OEM,
and retail segments

Manufacturing – Sheffield, PA

Products – Towing Products,
Functional Vehicle Accessories
and Cargo Management
Solutions

Distribution – Mass
Merchants, Auto Specialty,
Program/Buying Groups

Manufacturing – Wakerley,
Brisbane, Sydney, Australia

Products – Towing, Trailering,
vehicle accessory, and cargo
management solutions

Distribution – Automotive OE
and Aftermarket

Products – Brake Controls,
Breakaway Systems, Brake
Accessories, Electrical
Converters

Distribution – Automotive
OEM, Trailer OEM, Marine,
RV, Agricultural/Utility, and
Retail segments

Manufacturing – Tekonsha,
MI; Albion, IN; Reynosa, MX

Manufacturing – Mosinee, WI;
Juarez, MX

Products – Trailer Products
and Accessories

Distribution – Trailer OEM,
Wholesale-distributor, and
retail segments

LTM Ended Mar. 31

2005

2004

Net Sales .

$522.5

$458.0

Segment Adjusted EBITDA

69

64

   % margin

13.2%

13.9%

Cequent Operating Units

Cequent Major Facilities

Goshen, IN

South Bend, IN

Mosinee, WI

Juarez, Mexico

Tekonsha, MI

Plymouth, MI

Electrical Products 13%
Light Duty Towing 35%
Consumer Products 14%
Trailer Products 30%
Heavy Duty Towing 8%

Other OE 5%
Trailer OE 14%
Retail 26%

Asia-Pacific 9%
North America 91%

Electrical 11%
Trailer 21%
Consumer 21%
Australia 9%
Towing 38%

Cequent’s Sales Mix

Cequent Sales by Region

2005 (March 31, LTM) Total Cequent Net Sales . $522.5 Million

Cequent Sales by Business Unit

Cequent Sales by Product Group

Cequent Sales by Distribution Channel

450
400
350
300
250
200
150
100
50
0
163
203
228
259
247
248
255
293
321
300
257
307
320
370
361
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005F

Towables
24%
Motorhomes
76%

Truck
Campers
3%
Conventional
Travel Trailers
47%
Fifth Wheel
Trailers
46%
Folding
Camping
Trailers
4%

Channel Strategic Plan - INSTALLER/WD
Market Overview - Recreational Vehicle Segment

U.S. RV Segment by Product Group

SOURCE: RVIA

2004 U.S. RV Market ...... $14.0 billion

(Retail Value)

Total U.S. Towable RV Trailer Market

SOURCE: RVIA

2004 U.S. Towable Trailer Market ... $5.8 billion

(Retail Value)

SOURCE:  Recreation Vehicle Industry Association, Crove Capital Markets Research

NOTE:      Does not include conversion vehicle shipments; dotted line represents a normalized shipment trend, which was calculated using regression analysis.

RV Shipment Historical Volume Growth

1991-2005 CAGR . 5.8%

   While the U.S. economy was on a roller coaster throughout
much of 2003, the RV industry performed solidly. Shipments to retailers of all RVs rose 3.2% to 320,800 units in 2003—the
second best year in a quarter century. Towable RVs grew 3.3%
to 258,900 units, the best total for these products in 27 years.
Motor home shipments also increased, rising 2.5% over
the prior year on shipments to retailers of 61,900 units.

    Perhaps the best news of all for the RV industry was the
increase in dollar values of shipments. Total retail value of all
RV shipments in 2003 rose an impressive 9.8% to set an all-
time re c o rd high of $12 billion dollars. The continued strength in RV shipments as demonstrated by these growth trends
reflects the strong appeal of the RV lifestyle to a broadening consumer base.

Total Shipments
(in thousands)

12
8
4
0
(% rate)
Jan-98
Dec-98
Nov-99
Oct-00
Sep-01
Aug-02
Jul-03
Jul-04
Jun-05

U.S. Population by Age Group
25
20
15
10
5
0
2000
2004
Under 5
15 to 19
30 to 34
45 to 49
60 to 64
75 to 79
90 to 94
(Years)

160
140
120
100
80
60
40
20
(Cents per Gallon)
Jan-98
Dec-98
Nov99
Oct-00
Sep-01
Aug-02
Jul-03
Jul-04
Jun-05

Channel Strategic Plan -  COMMERCIAL
Market Overview – RV Segment Demand Drivers

SOURCE: Econstats.com

SOURCE: Energy Information Administration, conventional regular gasoline prices, U.S. Gulf Coast delivered.

The U.S prime lending rate is the
lowest it has been in the past six
years providing low financing rates
for major capital purchases such as
recreational vehicles.

The U.S. population by age group
statistics indicate that the high
income age groups from 40 years
old to 60 years olds, baby boomers,
have increased by over 7.6 million
since 1998.

Growth in the high income age
group is a positive factor in
supporting recreational vehicle and
aftermarket accessory product
consumer demand.

Regular unleaded gasoline prices
have remained high through most
of 2004, somewhat, offsetting the
positive effects of low interest rates.

Gasoline prices are not perceived
to be a major deterrent  in buying a
new recreational vehicle due to the
expectation for gasoline prices to
once again stabilize to a lower price
due to the cyclicality of oil prices.

SOURCE: U.S. Census Bureau.

Driving Age Population Growth is Driving Fleet Growth and Increased Consumer spending

Regular Unleaded Gasoline Prices Have Been on the Rise

U.S. Prime Lending Rate

(U.S. population)

U.S. Prime Lending Rate Feb 2004 . 6.0%

U.S. Wholesale Price of Unleaded Regular Gas Jan-05 . $1.41

Total Retail Sales (in thousands)
250
225
200
175
150
125
100
133
147
163
176
207
194
181
174
168
159
136
141
131
134
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Inboards 2%
Sailboats 2%
Jet Boats 1%
Sterndrive 8%
PWC 9%
Kayaks 41%
Canoes 11%
Outboards 26%

Total Retail Sales (in millions)
18
17
16
15
14
16.3
16.3
16.2
16.2
15.4
15.8
16.2
16.6
16.8
17.0
17.2
17.4
17.5
17.6
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Channel Strategic Plan - COMMERCIAL
Market Overview - Marine Segment

U.S. Marine Segment by Type of Product

2004 Total Unit Sales ....... 838,500

Total Recreational Boats Owned in the U.S.

SOURCE: NMMA

Boat Trailer Unit Sales

SOURCE: NMMA

SOURCE: NMMA

Boat trailer sales peaked in 1995 and have declined
steadily until 2001, growing slightly in 2002.

2002 showed signs of a cyclical rebound in trailer sales.

The total estimated number of boats owned has
increased over the past eleven years at slow rate of 0.6%
annually.

The type of watercraft owned in the U.S is broad,
including kayaks, outboard power boats, canoes,
personal watercrafts, stern drive boats, inboard boats,
sailboats and jet boats.

All of the marine product segments require a towing,
trailer or accessory product to transport, providing
additional demand for towing and trailer products.

1991-2004 CAGR ........ 0.6%

1991-2004 CAGR ........ 0.1%

Total Retail Sales (in thousands)
Outboard Boats
Inboard Boats
Sterndrive Boats
Personal Watercraft
Sailboat

Channel Strategic Plan -  COMMERCIAL
Market Overview - Marine Segment Volume Drivers

SOURCE: NMMA, 1991-2002 Annual Sailing Business Review.

Outboard Boats Sales

Inboard Boat Sales

Stern Drive Boat Sales

1991-2004 CAGR ........ 0.8%

1991-2004 CAGR ........ 5.7%

1991-2004 CAGR ........ –0.2%

The marine segment consists of a
mixture of different boat types such as
outboard engine boats, inboard
engine boats, stern drive boats,
personal watercraft and sail boats.

Most all of these boats require the use
of towing and trailer products.

The demand trend is mixed due to
varying trends with boats sales.

In general, inboard boat sales and
sailboat sales have been the strongest
among all boats types with a 7.1%
annual growth rate and a 6.8% annual
growth rate, respectively.

Outboard boat sales and stern drive
boats sales have basically been flat
over the past twelve years.

Personal watercraft sales peaked in
1995 and have dropped more than
50% below the peak volume by 2002.

The marine segment trend generally
moves with the economy due to luxury
product status of the product.

Personal Watercraft Sales

1991-2004 CAGR ........ 1.2%

Sailboat Sales

1991-2004 CAGR ........ 3.9%

350000
300000
250000
200000
150000
100000
50000
1997
1998
1999
2000
2001
2002
2003
2004

4,000
3,500
3,000
2,500
2,000
1,500
1992
1997
2002

5
4
3
2
1
0
(%)
1997
1998
1999
2000
2001
2002
2003
2004
2005

Channel Strategic Plan - COMMERCIAL
Market Overview - Cequent’s Other Market Segments

U.S. Equestrian(1) Population

SOURCE: Census of Agriculture 1992 and 2002
(1) Horses and ponies and farms reporting horses and ponies.

(horses in
thousands)

CAGR

1992-2002... 12.2%

U.S. Industrial Trailer Production

SOURCE: Trailer Body Builders

(Industrial
trailers in units)

CAGR

1997-2002... - 1.7%

Equestrian trailer industry has very few published
statistics to track demand, however, the U.S. farm
population of horses has increased at an annual rate of
1.7% over the past ten years providing an indicator of
corresponding growth in the equestrian trailer market.

The U.S. trailer production cycle over the past six years
has followed GDP growth, which bodes well for trailer
production and suppliers and should lead to strong
growth from a depressed production low in 2001 and
2002.

The light industrial and utility trailer segments generally
follow the same trends as light vehicle aftermarket
macro demand as most of these consumers are using
these trailers for personal use hobbies.

U.S. Gross Domestic Product YOY % Change

SOURCE: U.S. Census Bureau

$28,000
$26,000
$24,000
$22,000
$20,000
Jan-98
Jul-98
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05

$20,000
$15,000
$10,000
$5,000
1989
1994
1999
2000
2001
2002
2003
2004
2009

Channel Strategic Plan - COMMERCIAL
Market Overview - Agricultural Equipment Segment

North American Agricultural Equipment Demand

SOURCE:  Freedonia

SOURCE:  U.S. Census Bureau

U.S. Farm Machinery and Equipment Shipments

($ millions)

The three largest agricultural equipment buying regions of the World are Western Europe, Asia-Pacific and North
America accounting for 88% of total World demand.

Fredonia predicts demand in North America for agricultural equipment will grow at an average annual rate of 3.5% over the next five years.

Historically, agricultural equipment demand in North America has grown more slowly at 1.0%, however, this measurement in growth does not account for peak demand in the mid-1990’s.

A recent positive indicator, U.S. farm machinery and equipment shipments are on the rise, 10% higher in January over a seasonally adjusted low in April 2003.

CAGR

1989-2004... 1.9%

2004-2009... 3.3%

Forecast

($ millions)

Curt, 3%
Other, 3%
Putnam, 3%
Bully, 4%
EZ-Lift, 7%
Valley, 17%

DRAW-TITE

HIDDEN HITCH

REESE

SIGNATURE SERIES

Innovation • Industry • Growth

TRIMAS CORPORATION

Cequent Market Share - Towing

Cequent

Towing

Products

63%

Cequent

Towing

Products

49%

Source:  Internal company estimates

Binkley, 1%
Stallion, 1%
Other, 8%
Dutton
Lainson, 3%
Shelby, 5%
Atwood, 21%

Other, 4%
Lainson, 8%
Shelby, 9%
Atwood, 30%

Innovation • Industry • Growth

Cequent Market Share - Trailer

Cequent

Trailer

Products

61%

Cequent

Trailer

Products

49%

Jacks

Couplers

Source:  Internal company estimates

Other (Jordan, Hopkins), 16%
Kelsey-Hayes, 16%

TEKONSHA®

Bargman®

Wesbar®

Innovation • Industry • Growth

TRIMAS CORPORATION

Cequent Market Share - Electrical

Cequent

Electrical

Products

63%

Cequent

Towing

Products

49%

Source:  Internal company estimates

Other , 10%
5-Star, 11%
Universal Industrial, 7%
Oxlite, 10%
Ohio Steel, 15%
Daws/Better Built, 10%

Home Depot (PL), 7%
Other, 2%
Lowes (PL), 10%
Joubert, 8%
Erickson, 4%
USA Products, 4%
Allied, 14%
Keeper, 20%

REESE Towpower

REESE Outfitter

HIGHLAND The Pro's Brand!

Innovation • Industry • Growth

TRIMAS CORPORATION

Cequent Market Share - Consumer

Cequent

Consumer

Products

37%

Cequent

Consumer

Products

31%

Loading Ramps

Tie Downs & Stretch Cords

Source:  Internal company estimates

Roof Racks
Auxiliary Lighting
Folding Carrier
Compact Carriers
Cargo Trays
Electric Lift Platform
(Shown with DPS Hitch)

Cargo Table
Bike Carriers
Bumper Pack
Swing Away Carrier
(Shown with DPS Hitch)

Side Window Louvers
Side Window Air Deflectors
Tonneau Covers
Taillight Covers
Hood Protection
Hitch Receivers
Custom Tube Steps
Front Mounted Receivers & Accessories

5TH WHEEL HITCHES
15,000 - 30,000 lbs
Pivot Head
Towing Platforms
Rail Kits
Gooseneck Systems

5th Wheel Hitches
Custombuilt Hitches
• Light Duty
• Medium Duty
• Heavy Duty
Ball Mounts
Hitch Balls
Electrical
• Connectors
• Convertors
• Adapters
• Harnesses
Dual Port System (DPS™) Hitches
or
Standard Hitches

Innovation • Industry • Growth

TRIMAS CORPORATION

Cequent Towing: Extensive Product Portfolio

Standard Hitch

Storage Box

▪

▪

Other , 12%
Plastics, 4%
Electrical and Brake, 13%
Heavy Duty Towing, 9%
Traditional Accessories, 25%
Core Hitches, 37%

Other , 2%
Plastics, 4%
Electrical and Brake, 10%
Heavy Duty Towing, 28%
Traditional Accessories, 22%
Core Hitches, 37%

Innovation • Industry • Growth
TRIMAS CORPORATION

Cequent Towing: Channels of Distribution

RV Distributors

The Reese brand is more important in this channel. The
product mix is oriented towards heavy duty hitches (i.e., fifth wheel), core-line hitches, and traditional accessories. Product line sales generated through this channel are estimated as
follows:

Auto Aftermarket Installer/Distribution Channel

The Draw-Tite and Hidden Hitch brands operate through a
network of 60 two-step distributors and over 450 independent installer shops (“Hitch Pros”) which carry the Draw-tite and
Hidden Hitch brands as an exclusive, or at least preferred,
brand. A sales breakdown to the auto aftermarket channel by
product type include:

Other OEM Distributor, 6%
Mass Merchant, 22%
RV Distributor, 26%

Innovation • Industry • Growth
TRIMAS CORPORATION

Cequent Towing: Sales by Channel

Estimated Sales by Channel

Auto Installer/

Distributor,
46%

Marine Accessories
Fenders
Wheel Bearing Kits
Bearing Protectors
Trailer Brakes
Brake Actuators
Trailer Lighting

Winches
Trailer Jacks
Couplers
Coupler Locks
Wiring Harnesses
Safety Chains
Swivel Stand
Electrical Connectors

Innovation • Industry • Growth

TRIMAS CORPORATION

Cequent Trailer: Extensive Product Portfolio

Ramps

Bull Dog Couplers

Bull Dog Jacks

Swing Away
Tongue

RV, 3%
Marine, 18%
Retail, 24%
Horse/Utility, 30%
Agriculture & Industrial, 25%

Innovation • Industry • Growth
TRIMAS CORPORATION

Cequent Trailer: Sales Breakdown

LOAD

ANCHOR

SECURE

CARRY

ORGANIZE

PROTECT

Innovation • Industry • Growth

TRIMAS CORPORATION

Cequent Consumer: Product Portfolio

Load:                   Champ ramps and Ramparts ramp kits provide sturdy,
                                  safe loading of motorcycles, ATVs, lawn tractors and
                                  other equipment.

Anchor:            A full line of anchor systems and hardware to anchor
                                  heavy loads, attach tie downs, truck caps, toolboxes,
                                  camper shells, over-the-rail bedliners, tonneau covers, CB antenna mounts, cab extenders and more.

Secure:              A complete line of tie downs, tarp straps, stretch cords
                                  and bungee cords to meet all securing needs. Products are
                                  available in a wide number of styles to match specific use.

Carry:               Highland products which expand carrying capacity
                                  include rooftop, rear and hitch mount carriers for
                                  luggage, bikes and construction.

Organize:      A wide range of products to organize vehicle and garage,
                                  including the new award winning Space Master cargo
                                  organizer, truck and storage nets, cargo bars, and a
                                  complete line of garage organization products.

Protect:             Keeps vehicles looking SHOWROOM NEW with Cargo
                                  Liners, Floor Guards, All Weather Floor Mats, Hump
                                  Liners, and Splash Guards. Custom fit vehicle protection
                                  for trucks, cars, vans, and SUV’s.

WD, 2%
Catalog, 2%
OE, 3%
Other, 1%
Sporting Goods, 4%
Farm & Fleet, 3%
Hardware/Home Centers, 14%
Mass Merchants, 51%
Auto Retail, 20%

Lighting, 2%
Electrical and Brake, 3%
Jacks/Couplers, 4%
Heavy Duty Towing, 1%
Securing, 31%
Traditional Accessories, 22%
Ramps, 11%
Organizers & Cargo Carriers, 4%
Core Hitches, 14%
Splash Guards, 4%
Cargo Liners & Floor Mats, 4%

Innovation • Industry • Growth
TRIMAS CORPORATION

Cequent Consumer: Channels of Distribution

Estimated Sales by Channel

Estimated Sales by Product

Cequent Electrical: Product Portfolio

Inertial

Brake

Control

Breakaway

Kits

Brake Control

Harness

Proportional

Brake Control

Brake

Hardware

T-One

Connector

Wiring

Harness

5, 6, 7

Way Connectors

Trailer

Lighting

Tail-light

Wiring Kits

Interior and Exterior Illumination Products

Electrical Accessories

Locks and Latches

Other, 3%
Industrial, 6%
Auto Installer/Distributor, 25%
Agricultural, 5%
Marine, 16%
OEM Distribution, 12%
Retail, 8%
RV Distributor, 25%

Door Locks, 1%
Other, 2%
Interial Brake Controls, 30%
Lighting, 23%
Electrical/Wiring, 19%
Timed Brake Control, 18%
Hardware, 1%
Breakaway Kits, 6%

Innovation • Industry • Growth
TRIMAS CORPORATION

Cequent Electrical: Channels of Distribution

Estimated Sales by Channel

Estimated Sales by Product

Innovation • Industry • Growth

TRIMAS CORPORATION

Cequent Australia: Product Portfolio

Ladder Rack System

Fishing Rod

Locking Arms

Snow Ski Diagonal

Locking Arms

Bike Carrier

Tie Downs

Luggage Pods

Luggage Pods

Cargo Barriers

Hitch-Mounted

Bike Rack

Tow Bar

Weight Distribution

Roof Rack Accessories, 19%
Towing AM, 36%
Caravan & Camping, 8%
Side Steps, 2%
Protection Bars, 2%
Cargo Barriers, 3%
Towing OE/OEM, 30%

Innovation • Industry • Growth
TRIMAS CORPORATION

Cequent Australia: Sales by Product

Estimated Gross Sales by Product

Wrap-Up

Events beyond our control are impacting the Company

Steel

End market demand – Cequent

We are dealing with these events on a number of fronts

Cost reductions – continuing the journey

Price increases

Customer/market tough decisions

We appreciate your support and thank you for attending

Q&A?